Net finance expense	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Net finance expense
Net finance expense
Recognized in profit or loss

(in thousands of USD)	2017	2016	2015
Interest income	655	217	208
Foreign exchange gains	6,611	6,638	3,104
Finance income	7,266	6,855	3,312

Interest expense on financial liabilities measured at amortized cost	(38,391)	(39,007)	(38,246)
Amortization other Notes	—	—	(4,127)
Other financial charges	(5,819)	(4,577)	(4,355)
Foreign exchange losses	(6,519)	(8,111)	(4,214)
Finance expense	(50,729)	(51,695)	(50,942)

Net finance expense recognized in profit or loss	(43,463)	(44,840)	(47,630)

Interest expense on financial liabilities measured at amortized cost decreased during the year ended December 31, 2017, compared to 2016. This decrease was primarily attributable to the fact that the increase in floating interest rates in 2017 was more than offset by a decrease in average outstanding debt during the year ended December 31, 2017, compared to 2016. Other financial charges increased in 2017 compared to 2016, which was primarily attributable to commitment fees paid for available credit lines, of which the total availability increased in 2017.
The above finance income and expenses include the following in respect of assets (liabilities) not at fair value through profit or loss:

	2017	2016	2015
Total interest income on financial assets	655	217	208
Total interest expense on financial liabilities	(38,391)	(39,007)	(42,373)
Total other financial charges	(5,819)	(4,577)	(4,355)

Recognized directly in equity

(in thousands of USD)	2017	2016	2015
Foreign currency translation differences for foreign operations	448	170	(429)
Net finance expense recognized directly in equity	448	170	(429)
Attributable to:
Owners of the Company	448	170	(429)
Net finance expense recognized directly in equity	448	170	(429)
Recognized in:
Translation reserve	448	170	(429)